                                                                   EXHIBIT 10.69

SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of October 27, 1998 (but effective as of September 30, 1998), is entered into among KEVCO, INC., a Texas corporation (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 1, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 12, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders and the Administrative Agent desire to
(i) amend the Credit Agreement and (ii) waive an Event of Default under the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Applicable Base Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "'Applicable Base Rate Margin'" means the following per annum percentages, applicable in the following situations:

                                                                       Facility A Term
                                                                        Loan Advances      Facility B
                                                                        and Revolving      Term Loan
                         Applicability                                    Advances         Advances
                         -------------                                    --------         --------

(a)      The Leverage Ratio is greater than or equal to                    1.500              2.000
         5.00 to 1

(b)      The Leverage Ratio is greater than or equal to                    1.250              1.750
         4.50 to 1 but less than 5.00 to 1

(c)      The Leverage Ratio is greater than or equal to                    1.000              1.500
         3.75 to 1 but less than 4.50 to 1
         than 4.50 to 1

(d)      The Leverage Ratio is less than 3.75 to 1 0.                        750              1.250

The Applicable Base Rate-Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be adjusted on each Adjustment Date as tested by using the Leverage Ratio for the most recent four fiscal quarters. If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable Base Rate Margin from and after the Agreement Date until and including two Business Days following the date of receipt of the financial statements for the fiscal quarter ending June 30, 1998 and related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1."

         (b) The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "'Applicable LIBOR Rate Margin'" means the following per annum percentages, applicable in the following situations:

                                                                     Facility A Term
                                                                      Loan Advances                  Facility B
                                                                      and Revolving                  Term Loan
                        Applicability                                   Advances                     Advances
                        -------------                                   --------                     --------

(a)      The Leverage Ratio is greater than or equal                    3.000                          3.500
         to 5.00 to 1

(b)      The Leverage Ratio is greater than or equal                    2.750                          3.250
         to 4.50 to 1 but less than 5.00 to 1

(c)      The Leverage Ratio is greater than or equal                    2.500                          3.000
         to 3.75 to 1 but less than 4.50 to 1

(d)      The Leverage Ratio is greater than or equal                    2.250                          2.750
         to 3.00 to 1 but less than 3.75 to 1

(e)      The Leverage Ratio is less than 3.00 to 1                      2.000                          2.500

The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be adjusted on each Adjustment Date as tested by using the Leverage Ratio for the most recent four fiscal quarters. If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR



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



Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable LIBOR Rate Margin from and after the Agreement Date until and including two Business Days following the date of receipt of the audited financial statements for the fiscal quarter ending June 30, 1998 and the related Compliance Certificates shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1."

         (c) Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.7 thereto to read as follows:

                  "Section 6.7 Monthly Financial Statements and Information. Within 30 days after the end of each month, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statement of income for such month and for the elapsed portion of the year ended with the last day of such month; all of which shall be certified by the president or chief financial officer or other officer of the Borrower acceptable to the Administrative Agent, to be, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such month, and for the elapsed portion of the year ended with the last day of such month, subject only to normal year-end adjustments."

         2. WAIVER. The Lenders hereby waive the Event of Default that occurred under the Credit Agreement as a result of the failure of the Borrower to comply with Section 7.10(a) of the Credit Agreement at the fiscal quarter ending September 30, 1998. The waiver provided herein does not (a) affect any other covenant or provision of the Credit Agreement and (b) relate to any fiscal quarter-end other than September 30, 1998.

         3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the waiver contemplated by the foregoing Section 2.

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in



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



accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Second Amendment or the acknowledgment of this Second Amendment by any Subsidiary that executed a Subsidiary Guaranty.

         4. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of September 30, 1998, subject to the following:

         (a) the Administrative Agent shall have received a counterpart of this Second Amendment executed by Lenders comprising the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Subsidiary that executed a Subsidiary Guaranty;

         (c) the representations and warranties set forth in Section 3 of this Second Amendment shall be true and correct; and

         (d) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require.

         5. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed a Subsidiary Guaranty (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         6. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.



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



         (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

         8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


===============================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
===============================================================================



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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.

BORROWER:                        KEVCO, INC.

                                 By: /s/ ELLIS L. MCKINLEY, JR.
                                    ------------------------------------------
                                    Name: Ellis L. McKinley, Jr.
                                         -------------------------------------
                                    Title: CFO
                                          ------------------------------------

ADMINISTRATIVE AGENT:            NATIONSBANK, N.A. as the Administrative Agent

                                 By: /s/ SUZANNE B. SMITH
                                    ------------------------------------------
                                    Name: Suzanne B. Smith
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

LENDERS:                         NATIONSBANK, N.A., as a Lender

                                 By: /s/ SUZANNE B. SMITH
                                    ------------------------------------------
                                    Name: Suzanne B. Smith
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                 NATIONAL CITY BANK KENTUCKY

                                 By: /s/ TOM GURBACH
                                    ------------------------------------------
                                    Name:   TOM GURBACH
                                         -------------------------------------
                                    Title:  VICE PRESIDENT
                                          ------------------------------------



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





                                 GUARANTY FEDERAL BANK, F.S.B.

                                 By: /s/ ROBERT S. HAYS
                                    ------------------------------------------
                                    Name: Robert S. Hays
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                 WELLS FARGO BANK, N.A.

                                 By: /s/ DANA D. CAGLE
                                    ------------------------------------------
                                    Name: Dana D. Cagle
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                 PILGRIM AMERICA PRIME RATE TRUST

                                 By:  Pilgrim America Investments, Inc.
                                      as its Investment Manager

                                 By: /s/ MICHEL PRINCE
                                    ------------------------------------------
                                    Name:   MICHEL PRINCE, CFA
                                         -------------------------------------
                                    Title:  VICE PRESIDENT
                                          ------------------------------------

                                 ARCHIMEDES FUNDING, L.L.C.

                                 By: ING Capital Advisors, Inc., as Collateral Manager

                                 By:
                                    ------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



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



                                 ALLIANCE CAPITAL FUNDING, L.L.C.

                                 By:  Alliance Capital Management, L.P., as
                                      Manager on behalf of ALLIANCE CAPITAL
                                      FUNDING, L.L.C.

                                 By:  ALLIANCE C A P I T A L MANAGEMENT
                                      CORPORATION, General Partner of Alliance
                                      Capital Management, L.P.

                                 By: /s/ JOEL SEREBRANSKY
                                    ------------------------------------------
                                    Name: Joel Serebransky
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                 MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as Investment Advisor

                                 By: /s/ R. DOUGLAS HENDERSON
                                    ------------------------------------------
                                    Name:   R. DOUGLAS HENDERSON
                                         -------------------------------------
                                    Title:  AUTHORIZED SIGNATORY
                                          ------------------------------------

                                 Merrill Lynch Debt Global Investment Series:
                                 INCOME STRATEGIES PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                                 By: /s/ R. DOUGLAS HENDERSON
                                    ------------------------------------------
                                    Name:   R. DOUGLAS HENDERSON
                                         -------------------------------------
                                    Title:  AUTHORIZED SIGNATORY
                                          ------------------------------------



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



                                 BANK ONE, TEXAS, N.A.

                                 By: /s/ J. MICHAEL WILSON
                                    ------------------------------------------
                                    Name: J. Michael Wilson
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                 PAM Capital Funding LP

                                 By:  Highland Capital Management, L.P., as
                                      Collateral Manager

                                 By:
                                    ------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------

KEVCO HOLDING, INC.

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------


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



KEVCO GP, INC.

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------

KEVCO COMPONENTS, INC.

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------

DCM DELAWARE, INC.

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------

KEVCO MANUFACTURING, L.P.

By: KEVCO GP, INC., its General Partner

By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------



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


KEVCO DISTRIBUTION, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name:  Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------



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